SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Principles of Combination
Principles of Combination—FTAI Infrastructure has elected the principles of combined consolidated financial statements as basis of presentation due to common ownership and management of the entities, which includes the financial results of the Railroad segment, Jefferson Terminal, Repauno, the Power and Gas segment, and Sustainability and Energy Transition.

Principles of Consolidation
Principles of Consolidation—FTAI Infrastructure consolidates all entities in which its subsidiaries have a controlling financial interest and control over significant operating decisions, as well as variable interest entities (“VIEs”) in which we are the primary beneficiary. The ownership interest of other investors in consolidated subsidiaries is recorded as non-controlling interest.

All significant intercompany transactions and balances have been eliminated.

We use the equity method of accounting for investments in entities in which we exercise significant influence, but which do not meet the requirements for consolidation. Under the equity method, we record our proportionate share of the underlying net income (loss) of these entities as well as the proportionate interest in adjustments to other comprehensive income (loss).

Use of Estimates
Use of Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the combined consolidated financial statements and the reported amounts of revenues and expenses during the reporting period, including allocations from the Parent. Actual results could differ from those estimates.

Risks and Uncertainties
Risks and Uncertainties—In the normal course of business, we encounter several significant types of economic risk including credit, market, and capital market risks. Credit risk is the risk of the inability or unwillingness of a lessee, customer, or derivative counterparty to make contractually required payments or to fulfill its other contractual obligations. Market risk reflects the risk of a downturn or volatility in the underlying industry segments in which we operate, which could adversely impact the pricing of the services offered by us or a lessee’s or customer’s ability to make payments. Capital market risk is the risk that we are unable to obtain capital at reasonable rates to fund the growth of our business or to refinance existing debt facilities. We do not have significant exposure to foreign currency risk as all of our leasing and revenue arrangements are denominated in U.S. dollars.

Variable Interest Entities
Variable Interest Entities—The assessment of whether an entity is a VIE and the determination of whether to consolidate a VIE requires judgment. VIEs are defined as entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. A VIE is required to be consolidated by its primary beneficiary, and only by its primary beneficiary, which is defined as the party who has the power to direct the activities of a VIE that most significantly impact its economic performance and who has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Delaware River Partners LLC
During 2016, through Delaware River Partners LLC (“DRP”), a consolidated subsidiary, we purchased the assets of Repauno, which consisted primarily of land, a storage cavern, and riparian rights for the acquired land, site improvements and rights. Upon acquisition there were no operational processes that could be applied to these assets that would result in outputs without significant green field development. We currently hold an approximately 98% economic interest, and a 100% voting interest in DRP. DRP is solely reliant on us to finance its activities and therefore is a VIE. We concluded that we are the primary beneficiary and, accordingly, DRP has been presented on a consolidated basis in the accompanying combined consolidated financial statements. Total VIE assets of DRP were $316.5 million and $273.6 million, and total VIE liabilities of DRP were $32.6 million and $32.2 million as of, December 31, 2021 and 2020, respectively.

Cash and Cash Equivalents	Cash and Cash Equivalents—We consider all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents.
Restricted Cash
Restricted Cash—Restricted cash consists of prepaid interest and principal pursuant to the requirements of certain of our debt agreements (see Note 8) and other qualifying construction projects at Jefferson Terminal.

Inventory
Inventory—Commodities inventory is carried at the lower of cost or net realizable value on our balance sheet. Commodities are removed from inventory based on the average cost at the time of sale. We had commodities inventory of $6.8 million, and $0.1 million as of December 31, 2021 and 2020, respectively, which is included in Other current assets in the Combined Consolidated Balance Sheets.

Property, Plant and Equipment, Leasing Equipment and Depreciation
Property, Plant and Equipment, Leasing Equipment and Depreciation—Property, plant and equipment and leasing equipment are stated at cost (inclusive of capitalized acquisition costs, where applicable) and depreciated using the straight-line method, over estimated useful lives, to estimated residual values which are summarized as follows:

Asset	Range of Estimated Useful Lives	Residual Value Estimates
Railcars and locomotives	40 - 50 years from date of manufacture	Scrap value at end of useful life
Track and track related assets	15 - 50 years from date of manufacture	Scrap value at end of useful life
Land, site improvements and rights	N/A	N/A
Bridges and tunnels	15 - 55 years	Scrap value at end of useful life
Buildings and site improvements	20 - 30 years	Scrap value at end of useful life
Railroad equipment	3 - 15 years from date of manufacture	Scrap value at end of useful life
Terminal machinery and equipment	15 - 25 years from date of manufacture	Scrap value at end of useful life
Vehicles	5 - 7 years from date of manufacture	Scrap value at end of useful life
Furniture and fixtures	3 - 6 years from date of purchase	None
Computer hardware and software	2 - 5 years from date of purchase	None
Construction in progress	N/A	N/A

Major improvements and modifications incurred in connection with the acquisition of property, plant and equipment and leasing equipment that are required to get the asset ready for initial service are capitalized and depreciated over the remaining life of the asset. Project costs of major additions and betterments, including capitalizable engineering costs and other costs directly related to the development or construction of project, are capitalized and depreciation commences once it is placed into service. Interest costs directly related to and incurred during the construction period of property, plant and equipment are capitalized. Significant spare parts are depreciated in conjunction with the underlying property, plant and equipment asset when placed in service.

We review our depreciation policies on a regular basis to determine whether changes have taken place that would suggest that a change in our depreciation policies, useful lives of our equipment or the assigned residual values is warranted.

We, through our equity method investment in Long Ridge, have a working interest in various natural gas reserves located in southeastern Ohio. Prior to the deconsolidation of Long Ridge in the fourth quarter of 2019, our interest in this natural gas joint venture was consolidated on a proportionate basis in accordance with Accounting Standards Codification (“ASC”) Topic 932 Extractive Activities – Oil and Gas. We followed the successful efforts method of accounting for costs incurred in oil and gas producing activities. Capitalized costs were amortized using the unit-of-production method based on total proved reserves. See Note 6 for additional details.

Capitalized Interest
Capitalized Interest—The interest cost associated with major development and construction projects is capitalized and included in the cost of the project. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use. We capitalized interest of $8.2 million,  $20.0 million and $11.8 million during the years ended December 31, 2021, 2020 and 2019, respectively.

Repairs and Maintenance
Repairs and Maintenance—Repair and maintenance costs that do not extend the lives of the assets are expensed as incurred. Our repairs and maintenance expense were $5.9 million, $2.9 million, and $4.8 million during the years ended December 31, 2021, 2020 and 2019, respectively, and are included in Operating expenses in the Combined Consolidated Statements of Operations.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets—We perform a recoverability assessment of each of our long-lived assets whenever events or changes in circumstances, or indicators, indicate that the carrying amount or net book value of an asset may not be recoverable. Indicators may include, but are not limited to, a significant change in market conditions; or the introduction of newer technology. When performing a recoverability assessment, we measure whether the estimated future undiscounted net cash flows expected to be generated by the asset exceeds its net book value. The undiscounted cash flows consist of cash flows from currently contracted leases and terminal services contracts, future projected leases, terminal service and freight rail rates, transition costs, and estimated residual or scrap values. In the event that an asset does not meet the recoverability test, the carrying value of the asset will be adjusted to fair value resulting in an impairment charge.

Management develops the assumptions used in the recoverability analysis based on its knowledge of active contracts, current and future expectations of the demand for a particular asset and historical experience, as well as information received from third party industry sources. The factors considered in estimating the undiscounted cash flows are impacted by changes in future periods due to changes in contracted lease rates, terminal service, and freight rail rates, residual values, economic conditions, technology, demand for a particular asset type and other factors.

Goodwill
Goodwill—Goodwill includes the excess of the purchase price over the fair value of the net tangible and intangible assets associated with the acquisition of Jefferson Terminal and Transtar. The carrying amount of goodwill was approximately $257.1 million and $122.7 million as of December 31, 2021 and 2020, respectively. The goodwill amounts as of December 31, 2020 related to the Jefferson reporting unit. The increase in 2021 reflects our acquisition of Transtar in 2021. See Note 3 for additional information.

We review the carrying values of goodwill at least annually to assess impairment since these assets are not amortized. An annual impairment review is conducted as of October 1st of each year. Additionally, we review the carrying value of goodwill whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The determination of fair value involves significant management judgment.

For an annual goodwill impairment assessment, an optional qualitative analysis may be performed. If the option is not elected or if it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then a goodwill impairment test is performed to identify potential goodwill impairment and measure an impairment loss. A qualitative analysis was not elected for the years ended December 31, 2021 or 2020.

Beginning in 2020, we adopted new guidance regarding the testing and recognition of a goodwill impairment, which prior to 2020 required two steps. A goodwill impairment assessment compares the fair value of the respective reporting unit with its carrying amount, including goodwill. The estimate of fair value of the respective reporting unit is based on the best information available as of the date of assessment, which primarily incorporates certain factors including our assumptions about operating results, business plans, income projections, anticipated future cash flows and market data. If the estimated fair value of the reporting unit is less than the carrying amount, a goodwill impairment is recorded to the extent that the carrying value of the reporting unit exceeds its fair value.

We estimate the fair value of Jefferson Terminal and Transtar using an income approach, specifically a discounted cash flow analysis. This analysis requires us to make significant assumptions and estimates about the forecasted revenue growth rates, EBITDA margins, capital expenditures, the timing of future cash flows, and discount rates. The estimates and assumptions used consider historical performance if indicative of future performance and are consistent with the assumptions used in determining future profit plans for the reporting units.

In connection with our impairment analysis, although we believe the estimates of fair value are reasonable, the determination of certain valuation inputs is subject to management’s judgment. Changes in these inputs, including as a result of events beyond our control, could materially affect the results of the impairment review. If the forecasted cash flows or other key inputs are negatively revised in the future, the estimated fair value of the reporting unit could be adversely impacted, potentially leading to an impairment in the future that could materially affect our operating results. Due to the acquisition of Transtar in the current year, the estimated fair value of that reporting unit approximates the book value. The Jefferson reporting unit had an estimated fair value that exceeded its carrying value by more than 10% but less than 20%. The Jefferson Terminal segment forecasted revenue is dependent on the ramp up of volumes under current and expected future contracts for storage and throughput of heavy and light crude and refined products and is subject to obtaining rail capacity for crude, expansion of refined product distribution to Mexico and movements in future oil spreads. At October 1, 2021, approximately 4.3 million barrels of storage   was currently operational with 1.9 million barrels currently under construction for new contracts which will complete our storage development for our main terminal. Our discount rate for our 2021 goodwill impairment analysis was 9.0% and our assumed terminal growth rate was 2.0%. If our strategy changes from planned capacity downward due to an inability to source contracts or expand volumes, the fair value of the reporting unit would be negatively affected, which could lead to an impairment. The expansion of refineries in the Beaumont/Port Arthur area, as well as growing crude oil production in the U.S. and Canada, are expected to result in increased demand for storage on the U.S. Gulf Coast. Although we do not have significant direct exposure to volatility of crude oil prices, changes in crude oil pricing that affect long term refining planned output could impact Jefferson Terminal operations.

We expect the Jefferson Terminal segment to continue to generate positive Adjusted EBITDA in future years. Although certain of our anticipated contracts or expected volumes from existing contracts for Jefferson Terminal have been delayed, we continue to believe our projected revenues are achievable. Further delays in executing these contracts or achieving our projections could adversely affect the fair value of the reporting unit. The impact of the COVID-19 global pandemic during 2020 and 2021 negatively affected refining volumes and therefore Jefferson Terminal crude throughput but we have seen the activity starting to normalize and are expected to ramp back to normal during 2022. Furthermore, we anticipate strengthening macroeconomic demand for storage and the increasing spread between Western Canadian Crude and Western Texas Intermediate as Canadian crude pipeline apportionment increases. Also, as our pipeline connections became fully operational during 2021, we remain positive for the outlook of Jefferson Terminal’s earnings potential.

There were no impairments of goodwill for the years ended December 31, 2021, 2020, and 2019.

Intangibles and amortization
Intangibles and amortization—Intangible assets include the value of existing customer relationships acquired in connection with the acquisition of Jefferson Terminal and Transtar.

Customer relationship intangible assets are amortized on a straight-line basis over their useful lives as the pattern in which the asset’s economic benefits are consumed cannot reliably be determined. Customer relationship intangible assets have useful lives ranging from 5 to 15 years, no estimated residual value, and amortization is recorded as a component of Depreciation and amortization in the Combined Consolidated Statements of Operations. The weighted-average remaining amortization period for customer relationships was 154 months as of  December 31, 2021.

Deferred Financing Costs
Deferred Financing Costs—Costs incurred in connection with obtaining long-term financing are capitalized and amortized to interest expense over the term of the underlying loans. Unamortized deferred financing costs of $21.5 million and $10.5 million as of December 31, 2021 and 2020, respectively, are included in Debt, net in the Combined Consolidated Balance Sheets.

Amortization expense was $2.6 million, $1.5 million and $3.7 million for the years ended December 31, 2021, 2020 and 2019, respectively, and is included in Interest expense in the Combined Consolidated Statements of Operations.

Revenues
Terminal Services Revenues—Terminal services are provided to customers for the receipt and redelivery of various commodities. These revenues relate to performance obligations that are recognized over time using the right to invoice practical expedient, i.e., invoiced as the services are rendered and the customer simultaneously receives and consumes the benefit over the contract term. The Company’s performance of service and right to invoice corresponds with the value delivered to our customers. Revenues are typically invoiced and paid on a monthly basis.

Rail Revenues—Rail revenues generally consist of the following performance obligations: industrial switching, interline services, demurrage and storage. Switching revenues are derived from the performance of switching services, which involve the movement of cars from one point to another within the limits of an individual plant, industrial area, or a rail yard. Switching revenues are recognized as the services are performed, and the services are generally completed on the same day they are initiated.

Interline revenues are derived from transportation services for railcars that originate or terminate at our railroads and involve one or more other carriers. For interline traffic, one railroad typically invoices a customer on behalf of all railroads participating in the route directed by the customer. The invoicing railroad then pays the other railroads its portion of the total amount invoiced on a monthly basis. We record revenue related to interline traffic for transportation service segments provided by carriers along railroads that are not owned or controlled by us on a net basis. Interline revenues are recognized as the transportation movements occur.

Our ancillary services revenue primarily relates to demurrage and storage services. Demurrage represents charges assessed by railroads for the detention of cars by shippers or receivers of freight beyond a specified free time and is recognized on a per day basis. Storage services revenue is earned for the provision of storage of shippers’ railcars and is generally recognized on a per day, per car basis, as the storage services are provided.

Lease Income—Lease income consists of rental income from tenants for storage space. Lease income is recognized on a straight-line basis over the terms of the relevant lease agreement.

Crude Marketing Revenues—Crude marketing revenues consist of marketing revenue related to Canadian crude oil. Contracts to sell crude products to customers contain performance obligations to deliver the product over the term of the contract. The revenues are recognized when the control of the product is transferred to the customer, based on the volume delivered and the price within the contract. Revenues are typically invoiced and paid on a monthly basis. All activities related to crude marketing revenues were terminated in 2019. For the years ended December 31, 2020 and 2019, crude marketing revenues were $8.2 million and $166.1 million, respectively, and associated costs of sale were $8.2 million and $173.0 million, respectively. All crude marketing revenues in 2020 include contracts executed in 2019 but delivered in 2020.

Other Revenue—Other revenue primarily consists of revenue related to the handling, storage and sale of raw materials. Revenues for the handling and storage of raw materials relate to performance obligations that are recognized over time using the right to invoice practical expedient, i.e., invoiced as the services are rendered and the customer simultaneously receives and consumes the benefit over the contract term. Our performance of service and right to invoice corresponds with the value delivered to our customers. Revenues for the sale of raw materials relate to contracts that contain performance obligations to deliver the product over the term of the contract. The revenues are recognized when the control of the product is transferred to the customer, based on the volume delivered and the price within the contract. Other revenues are typically invoiced and paid on a monthly basis.

Additionally, other revenue includes revenue related to derivative trading activities. See Commodity Derivatives below for additional information.

Payment terms for these revenues are generally short term in nature.

Leasing Arrangements
Leasing Arrangements—At contract inception, we evaluate whether an arrangement is or contains a lease for which we are the lessee (that is, arrangements which provide us with the right to control a physical asset for a period of time). Operating lease right-of-use (“ROU”) assets and lease liabilities are recognized in Operating lease right-of-use assets, net and Operating lease liabilities in our Combined Consolidated Balance Sheets, respectively. Finance lease ROU assets are recognized in Property, plant and equipment, net and lease liabilities are recognized in Other current liabilities and Other liabilities in our Combined Consolidated Balance Sheets.

All lease liabilities are measured at the present value of the unpaid lease payments, discounted using our incremental borrowing rate based on the information available at commencement date of the lease. ROU assets, for both operating and finance leases, are initially measured based on the lease liability, adjusted for prepaid rent and lease incentives. ROU assets are subsequently measured at the carrying amount of the lease liability adjusted for prepaid or accrued lease payments and lease incentives. The finance lease ROU assets are subsequently amortized using the straight-line method.

Operating lease expenses are recognized on a straight-line basis over the lease term. With respect to finance leases, amortization of the ROU asset is presented separately from interest expense related to the finance lease liability. Variable lease payments, which are primarily based on usage, are recognized when the associated activity occurs.

We have elected to combine lease and non-lease components for all lease contracts where we are the lessee. Additionally, for arrangements with lease terms of 12 months or less, we do not recognize ROU assets, and lease liabilities and lease payments are recognized on a straight-line basis over the lease term with variable lease payments recognized in the period in which the obligation is incurred.

Concentration of Credit Risk
Concentration of Credit Risk—We are subject to concentrations of credit risk with respect to amounts due from customers. We attempt to limit our credit risk by performing ongoing credit evaluations. We earned approximately 15%, 40% and 48% of our revenue from one customer in the Jefferson Terminal segment during the years ended December 31, 2021, 2020 and 2019, respectively, and 45% from one customer in the Railroad segment during the year ended December 31, 2021, respectively.

As of December 31, 2021, accounts receivable from two customers from the Jefferson Terminal and Railroad segments represented 48% of total accounts receivable, net. As of December 31, 2020, accounts receivable from two customers in the Jefferson Terminal segment represented 63% of total accounts receivable, net.

We maintain cash and restricted cash balances, which generally exceed federally insured limits, and subject us to credit risk, in high credit quality financial institutions. We monitor the financial condition of these institutions and have not experienced any losses associated with these accounts.

Allowance for Doubtful Accounts
Allowance for Doubtful Accounts—We determine the allowance for doubtful accounts based on our assessment of the collectability of our receivables on a customer-by-customer basis. We also consider current and future economic conditions over the expected lives of the receivables, the amount of receivables in dispute, and the current receivables aging.

Expense Recognition	Expense Recognition—Expenses are recognized on an accrual basis as incurred.
Acquisition and Transaction expenses
Acquisition and Transaction expenses—Acquisition and transaction expense is comprised of costs related to business combinations, dispositions and terminated deal costs related to asset acquisitions, including advisory, legal, accounting, valuation and other professional or consulting fees.

Comprehensive Income (Loss)
Comprehensive Income (Loss)—Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances, excluding those resulting from investments by and distributions to owners. Our comprehensive income (loss) represents net income (loss), as presented in the Combined Consolidated Statements of Comprehensive (Loss)/Income, adjusted for fair value changes recorded in other comprehensive income related to cash flow hedges of our equity method investees and pension and other employee benefit accounts.

Derivative Financial Instruments
Derivative Financial Instruments

Electricity Derivatives—Our equity method investee Long Ridge enters into derivative contracts as part of a risk management program to mitigate price risk associated with certain electricity price exposures. Long Ridge primarily uses swap derivative contracts, which are agreements to buy or sell a quantity of electricity at a predetermined future date and at a predetermined price.

Cash Flow Hedges

Certain of these derivative instruments are designated and qualify as cash flow hedges. Our share of the derivative’s gain or loss is reported as Other comprehensive income related to equity method investees in our Combined Consolidated Statements of Comprehensive (Loss) Income and recorded in Accumulated other comprehensive (loss) income in our Combined Consolidated Balance Sheets. The change in our equity method investment balance related to derivative gains or losses on cash flow hedges is disclosed as a Non-cash change in equity method investment in our Combined Consolidated Statements of Cash Flows.

Derivatives Not Designated as Hedging Instruments

Certain of these derivative instruments are not designated as hedging instruments for accounting purposes. Our share of change in fair value of these contracts is recognized in Equity in earnings (losses) of unconsolidated entities in the Combined Consolidated Statements of Operations. The cash flow impact of derivative contracts that are not designated as hedging instruments is recognized in Equity in earnings (losses) of unconsolidated entities in our Combined Consolidated Statements of Cash Flows.

Commodity Derivatives—We also enter into short-term and long-term crude forward contracts. Gains and losses related to our crude sales and purchase derivatives are recorded on a gross basis and are included in Crude marketing revenues and Operating expenses, respectively, in our Combined Consolidated Statements of Operations. See Note 10 for additional details. The cash flow impact of these derivatives is recognized in Change in fair value of non-hedge derivatives in our Combined Consolidated Statements of Cash Flows.

These derivatives are not used for speculative purposes. We record all derivative assets and liabilities on a gross basis at fair value and are included in Other current assets and Other current liabilities, respectively, in our Combined Consolidated Balance Sheets. See Note 11 for additional details.

Income Taxes
Income Taxes—The income tax provision in the combined consolidated financial statements was prepared on a separate return method. Income earned by our corporate subsidiaries for the infrastructure businesses is subject to U.S. federal and state income taxation and is taxed at the currently enacted rates. The remainder of our income is allocated directly to our partners and is not subject to a corporate level of taxation. Following the spin-off, all of our income will be subject to a corporate level of taxation, and none of it will be allocated directly to our partners.

We account for these taxes using the asset and liability method under which deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established when management believes it is more likely than not that a deferred tax asset will not be realized.

Each of our combined entities files income tax returns in the U.S. federal jurisdiction, various state jurisdictions and in certain foreign jurisdictions. The income tax returns filed by us and our subsidiaries are subject to examination by the U.S. federal, state and foreign tax authorities. We recognize tax benefits for uncertain tax positions only if it is more likely than not that the position is sustainable based on its technical merits. Interest and penalties on uncertain tax positions are included as a component of the provision for income taxes in the Combined Consolidated Statements of Operations.

Other Current Assets
Other Current Assets—Other current assets is primarily comprised of commodities inventory of $6.8 million and $0.1 million, deposits of  $17.2 million and $18.2 million, note receivable of $7.5 million and $0.7 million, prepaid expenses of $17.4 million and $4.2 million and other assets of $11.9 million and $0.9 million as of December 31, 2021 and 2020, respectively.

Other Assets
Other Assets—Other Assets primarily consists of $10.0 million of note receivable as of December 31, 2021 from CarbonFree, a business that develops technologies to capture carbon dioxide from industrial emissions sources.

Accounts Payable and Accrued Liabilities
Accounts Payable and Accrued Liabilities—Accounts payable and accrued liabilities primarily include payables relating to construction projects, interline payables to other railroads, accrued compensation and interest.

Other Current Liabilities
Other Current Liabilities—Other current liabilities primarily include environmental liabilities of $4.1 million and $0.0 million, and insurance premium liabilities of $1.7 million and $1.5 million as of December 31, 2021 and 2020, respectively.

Pension and Other Postretirement Benefits
Pension and Other Postretirement Benefits— We have obligations for a pension and a postretirement benefit plan in connection with the acquisition of Transtar for certain eligible Transtar employees. The pension and other postretirement obligations and the related net periodic costs are based on, among other things, assumptions regarding the discount rate, salary increases, the projected mortality of participants and the current level and future escalation of health care costs. Actuarial gains and losses occur when actual experience differs from any of the many assumptions used to value the benefit plans, or when assumptions change. We will recognize into income on an annual basis a portion of unrecognized actuarial net gains or losses that exceed 10 percent of the greater of the projected benefit obligations or the market-related value of plan assets (the corridor). This excess is amortized over the average remaining service period of active employees expected to receive benefits under the plan. Refer to Note 14 for additional discussion on the pension and postretirement plans.

Recent Accounting Pronouncements
Recent Accounting Pronouncements—In March 2020 and January 2021, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform: Scope, respectively. Together, the ASUs temporarily simplify the accounting for contract modifications, including hedging relationships, due to the transition from LIBOR and other interbank offered rates to alternative reference interest rates. For example, entities can elect not to remeasure the contracts at the modification date or reassess a previous accounting determination if certain conditions are met. Additionally, entities can elect to continue applying hedge accounting for hedging relationships affected by reference rate reform if certain conditions are met. The new standard was effective upon issuance and generally can be applied to applicable contract modifications through December 31, 2022. Adoption did not have a material impact on our combined consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes (Topic 740). This standard simplifies the accounting for income taxes by eliminating certain exceptions to the guidance in ASC 740 related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The standard also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard is effective for public companies for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 and early adoption is permitted. We adopted this guidance in the first quarter of 2021, which did not have a material impact on our combined consolidated financial statements.

In July 2021, the FASB issued ASU 2021-05, Leases (Topic 842): Lessors—Certain Leases with Variable Lease Payments. This ASU requires lessors to classify and account for a lease with variable lease payments that do not depend on a reference index or a rate as an operating lease if (i) the lease would have been classified as a sales-type lease or a direct financing lease under Topic 842 and (ii) the lessor would have otherwise recognized a day-one loss. This standard is effective for all reporting periods beginning after December 15, 2021. This did not have a material impact on our combined consolidated financial statements.